UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2020

Item 1. Report to Stockholders.

TRILLIUM ESG GLOBAL EQUITY FUND

TRILLIUM ESG SMALL/MID CAP FUND

ANNUAL REPORT

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Trillium Mutual Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.trilliummutualfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 866-209-1962.

For the Year Ended
June 30, 2020

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

Earnings growth is not representative of the Funds’ future performance.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or the industries, as applicable, are determined using the Global Industry Classifications Standard (“GICS®”). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the mutual fund relative to the return of the benchmark index is a mutual fund’s alpha.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Trillium ESG Global Equity Fund
A Message to Our Shareholders	2
Country Allocation	7
Performance Chart and Analysis	8
Schedule of Investments	10
Trillium ESG Small/Mid Cap Fund
A Message to Our Shareholders	15
Sector Allocation	19
Performance Chart and Analysis	20
Schedule of Investments	21
Statements of Assets and Liabilities	24
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	31
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	50
Expense Examples	51
Approval of Investment Advisory Agreement	53
Statement Regarding Liquidity Risk Management Program	57
Trustees and Executive Officers	58
Additional Information	63
Privacy Notice	65

Trillium ESG Global Equity Fund

Dear Shareowners, Friends and Clients,

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) outperformed the MSCI ACWI (“ACWI”) over the past year on a net-of-fees basis by over 320 basis points. The Fund’s Institutional Class NAV increased 5.34% compared with a 2.11% return for the ACWI.  Longer-term, the Fund has generated positive alpha over the past 3, 5, 10 and since inception periods.

Performance as of June 30, 2020	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception	Inception Date
Retail (PORTX)	-3.73%	5.02%	8.57%	8.56%	9.20%	5.94%	9/30/1999
Institutional (PORIX)	-3.58%	5.34%	8.87%	8.85%	9.50%	5.42%	3/30/2007
MSCI ACWI	-6.25%	2.11%	6.14%	6.46%	9.16%	4.83%	9/30/1999

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Gross Expense Ratio(a)

Retail Class	1.30%
Institutional Class	1.02%

(a)	Gross expense ratio is from Global Equity Fund’s prospectus dated January 21, 2020. See the Global Equity Fund’s Financial Highlights in this report for the most current expense ratios.

From a sector perspective, the Fund’s deliberate lack of exposure to the energy sector was the biggest contributor to outperformance.  Eight of the eleven economic sectors contributed positively.  Consumer Discretionary, Communication Services and Real Estate were the sectors that lagged.  Geographically, all three major regions (North America, Western Europe, and Asia Pacific) showed positive stock selection while the Fund’s overweight to Western Europe was a detractor to performance.

Performance Leaders:

Against the backdrop of the rapidly evolving COVID-19 pandemic during calendar 2020, Fisher & Paykel (F&P) saw its stock rise over 120% on increasing demand for its respiratory products.  In addition to providing critical medical tools, F&P has a comprehensive quality management program and has set environmental reduction targets for its carbon emissions, energy, use and waste.  The company also stands out for its excellent employee relations.

Nvidia was another large contributor, rising over 130%.  The company saw robust demand for its semiconductors from its two main end markets:  gaming and data centers.  It also teamed up with Mercedes-Benz to develop the next generation of the automaker’s in-vehicle computer system.  Nvidia has goals in place to improve the power usage effectiveness of its datacenters and reduce its global greenhouse gas emissions. In order to attract and retain employees, the company offers all employees the opportunity to participate in the company’s employee stock purchase plan, has generous parental leave policies, and a leading guideline on transgender persons and other gender non-conforming persons working at the company.

Performance Laggards:

Itau Unibanco saw its stock decline almost 50% due to weakness in the Brazilian stock market and the country’s currency.  Itau differs from many emerging market banks as a signatory to the Equator Principles and has adopted the United Nations Principles for Responsible Investment.  In addition to participating in these voluntary industry-wide initiatives, Itau Unibanco has developed an internal social and environmental risk policy that formalizes the bank’s social and environmental risk analysis process and guidelines for lending.

Another laggard for the year was Zhuzhou CRRC Times Electric, down 50%.  The Chinese provider of rail components faced lower demand for its products in Q2.  We continue to like the stock and we envision a bounce back considering the Chinese government’s goal to increase rail transport for freight and high-speed rail for passengers.

New Positions:

Among the new companies added to the Fund was China Water Affairs Group (CWA).  CWA is a water utility with a diversified business portfolio, ranging from urban water supply, sewage treatment, water pipe and electronic meter system installation, to water resources management.  The company plays a large part in increasing the availability of tap water across mainland China.  China is one of the world’s most water deficient countries and the higher demand and higher pollution that accompanies increased urbanization should provide plenty of growth opportunities for CWA.

Another new company added to the Fund was Greggs PLC (Greggs), a United Kingdom-based bakery food on-the-go retailer.  As a restaurant, Greggs has the ability to provide its customers with menu items with improved nutritional profiles.  To this end, Greggs has a commitment to reformulate “products to reduce salt, sugar, fat and calories where possible”.  Greggs also sells a dedicated line of healthier menu selections as part of its Balanced Choice options, which are less than 400 calories per meal.  The company’s strong procurement practices include an extensive sourcing policy covering everything from animal welfare to efficient use of resources.

Markets:

We are living through extraordinary and unpredictable times as illustrated by market returns through the first half of 2020.  As shown below, Quarter 1 (Q1) was one of the ten WORST quarters in almost 100 years while Quarter 2 (Q2) was one of the ten BEST.

The combination of issues facing the world today is daunting.  Yet, in spite of the uncertain conditions, the recent stock market rally has essentially ignored all the risks inherent in the growing COVID-19 pandemic, civil unrest and large-scale demonstrations, massive unemployment, and depressed corporate earnings.  As a forward-looking mechanism, the market would seem to be signaling that economic recovery will come sooner rather than later.  The resultant rally rewarded equity owners handsomely.  However, as the chart below shows, few Americans benefit from rising asset prices, so the upswing served to increase the already historically wide wealth gap.

This gap and the current social unrest are without question inter-related in the wake of the events and ongoing conditions of 2020. We are cautious to simply use the stock market’s prediction of speedy economic recovery as a means to determine the health of our society.

Advocacy:

Thus far, 2020 has presented us with two overlapping challenges to business as usual. The societal effects of the COVID-19 pandemic and the racial justice protests have highlighted a lack of economic justice that is both morally wrong, as well as unwise from a value perspective. It also highlighted how much more resilience we need in our society and economy. Resilience is a touchstone feature of the climate movement as well and helps us to understand three critical aspects for a sustainable economy–one in which racial justice, economic equity, and a healthy environment are necessary. All three areas are represented in our shareholder advocacy efforts in 2020. Trillium has reached agreements and successful engagements with many of our portfolio companies, which represented meaningful impact on the environmental, social, and governance policies, practices, and impact of the companies we invest in.

Following four years of engagement and a majority vote on our 2019 workplace diversity proposal, for the first time Travelers Companies published its full Equal Employment Opportunity form (EEO-1) containing all its unvarnished data on racial and gender diversity throughout the company. The data showed that the company still has a long ways to go in building a truly diverse workforce at all levels. The majority of executive and senior level roles are held by white men while underrepresented minorities hold just 9% and women of color only 3%. This information is an important starting point that can be used to hold companies accountable for improving workforce diversity.

Some shareholder proposals did not result in agreements with corporate leadership and went to votes at the companies’ annual meetings.  For example, at the May annual meeting for Marriott International our workplace diversity proposal earned the support of 42.1% of non-insider shares (30.1% of all shares).

The negative health effects on individuals, families, and communities from environmental chemical exposures appear to be dramatically underestimated and can also have important economic costs. That is why Trillium engaged retailers and manufacturing companies over the past twelve-months in an effort to persuade them to take even basic steps such as measuring and understanding their chemical footprint. At TJX Companies, our proposal on this topic achieved a groundbreaking 45% vote at the company’s June annual meeting.

For two years, our shareholder proposal at Verizon, which raised questions about how the company profits from user information such as location data, received modest support from shareholders. In 2018, it won 11% support and the following year the vote rose to 12%. But this May, at the company’s virtual annual meeting, the vote jumped to 31%. As investors have come to understand better the risks to users and companies from the lack of clear rules about protecting people’s privacy, the pressure on Verizon to do something to address the topic is rising.

Thank you for your continuing support of the Fund.

Sincerely,

Jim Madden	Matthew Patsky	Patrick Wollenberg
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium ESG Global Equity Fund

COUNTRY ALLOCATION at June 30, 2020 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$8,369,846	1.5%
Belgium	4,596,078	0.8
Bermuda	1,808,427	0.3
Brazil	4,729,664	0.8
Canada	10,437,950	1.8
China	6,912,938	1.2
Colombia	2,651,410	0.5
Denmark	14,317,715	2.5
France	30,644,621	5.3
Germany	18,157,679	3.1
Hong Kong	9,491,153	1.6
India	4,727,840	0.8
Indonesia	2,668,039	0.5
Ireland	22,096,426	3.8
Japan	36,703,786	6.3
Kenya	2,279,681	0.4
Mexico	2,318,306	0.4
Netherlands	13,496,272	2.3
New Zealand	5,644,008	1.0
Norway	4,644,930	0.8
Portugal	3,674,973	0.6
Singapore	2,535,174	0.4
Spain	9,235,437	1.6
Sweden	14,053,907	2.4
Switzerland	21,952,995	3.8
Taiwan	8,401,960	1.5
United Kingdom	16,640,233	2.9
United States	295,431,295	51.1
Liabilities in Excess
of Other Assets:	(165,228)	(0.0)*
	$578,457,515	100.0%

  *  Does not round to 0.0% or (0.0)%, as applicable.

Trillium ESG Global Equity Fund – Retail Class

Value of $10,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2020

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Retail Class	5.02%	8.56%	9.20%	$24,106
MSCI ACWI Index	2.11	6.46	9.16	24,016

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Global Equity Fund – Institutional Class

Value of $100,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2020

	1 Year	5 Year	10 Year	Value
Global Equity Fund – Institutional Class	5.34%	8.85%	9.50%	$247,896
MSCI ACWI Index	2.11	6.46	9.16	240,160

This chart illustrates the performance of a hypothetical $100,000 investment made on June 30, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable for the Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020

Shares		Value
COMMON STOCKS: 99.0%

Automobiles & Components: 2.0%
45,000	Aptiv PLC
	(Ireland)	$3,506,400
640,000	BYD Co. Ltd.
	(China)	4,989,632
28,000	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	2,918,513
		11,414,545
Banks: 6.7%
288,160	Amalgamated
	Bank – Class A
	(United States)	3,642,342
12,500,000	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	2,668,039
348,000	DNB ASA (Norway)	4,644,930
7,000,000	Equity Group
	Holdings
	Ltd. (Kenya)	2,279,681
670,000	Grupo Financiero
	Banorte SAB de CV
	(Mexico)	2,318,306
175,000	Hang Seng Bank Ltd.
	(Hong Kong)	2,947,398
104,000	HDFC Bank Ltd. –
	ADR (India)	4,727,840
80,000	KBC Group NV
	(Belgium)	4,596,078
37,000	PNC Financial
	Services Group, Inc.
	(United States)	3,892,770
110,000	Sumitomo Mitsui
	Trust Holdings, Inc.
	(Japan)	3,099,840
19,600	SVB Financial Group
	(United States) (a)	4,224,388
		39,041,612
Capital Goods: 9.1%
150,000	Assa Abloy AB –
	Class B (Sweden)	3,070,124
110,000	Atlas Copco AB –
	Class A (Sweden)	4,684,399
63,000	Daifuku Co. Ltd.
	(Japan)	5,520,822
200,000	Epiroc AB –
	Class A
	(Sweden)	2,506,080
47,000	Ferguson PLC
	(Switzerland)	3,843,015
60,000	Kingspan Group
	PLC (Ireland)	3,873,361
120,000	Kurita Water
	Industries
	Ltd. (Japan)	3,338,176
71,800	Nidec Corp. (Japan)	4,837,079
100,000	Quanta Services, Inc.
	(United States)	3,923,000
21,000	Rockwell
	Automation, Inc.
	(United States)	4,473,000
41,000	Siemens AG
	(Germany)	4,835,403
35,000	Trane Technologies
	PLC (Ireland)	3,114,300
45,000	Xylem, Inc.
	(United States)	2,923,200
750,000	Zhuzhou CRRC
	Times Electric Co.
	Ltd. (China)	1,923,306
		52,865,265
Commercial & Professional Services: 2.7%
4,925,925	China Everbright
	International Ltd.
	(Hong Kong)	2,613,561
72,000	Herman Miller, Inc.
	(United States)	1,699,920
170,000	Recruit Holdings
	Co. Ltd. (Japan)	5,846,334
51,000	Waste
	Management, Inc.
	(United States)	5,401,410
		15,561,225
Consumer Durables & Apparel: 3.2%
33,000	EssilorLuxottica SA
	(France)	4,268,801
7,500	Kering SA (France)	4,100,374

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020, Continued

Shares		Value
Consumer Durables & Apparel (Continued)
225,000	Levi Strauss & Co. –
	Class A (United
	States) (b)	$3,015,000
70,000	Nike, Inc. – Class B
	(United States)	6,863,500
		18,247,675
Consumer Services: 2.1%
23,000	Bright Horizons
	Family Solutions,
	Inc. (United
	States) (a)	2,695,600
100,000	Greggs PLC
	(United Kingdom)	2,005,600
37,000	Marriott International,
	Inc. – Class A
	(United States)	3,172,010
55,000	Starbucks Corp.
	(United States)	4,047,450
		11,920,660
Diversified Financials: 3.6%
90,000	Bank of New York
	Mellon Corp.
	(United States)	3,478,500
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States)	3,130,600
69,000	Intercontinental
	Exchange, Inc.
	(United States)	6,320,400
23,000	MSCI, Inc.
	(United States)	7,677,860
		20,607,360
Food & Staples Retailing: 1.6%
210,000	Jeronimo Martins
	SGPS, SA
	(Portugal)	3,674,973
209,000	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	5,696,073
		9,371,046
Food, Beverage & Tobacco: 3.2%
41,000	Danone SA
	(France)	2,845,927
175,000	Darling Ingredients,
	Inc. (United
	States) (a)	4,308,500
45,000	Kerry Group PLC –
	Class A (Ireland)	5,590,205
31,000	McCormick & Co.,
	Inc. (United States)	5,561,710
		18,306,342
Health Care Equipment & Services: 6.6%
28,000	Cochlear Ltd.
	(Australia)	3,676,081
27,000	Coloplast A/S –
	Class B (Denmark)	4,208,436
90,000	CVS Health Corp.
	(United States)	5,847,300
75,000	Edwards Lifesciences
	Corp. (United
	States) (a)	5,183,250
245,000	Fisher & Paykel
	Healthcare Corp.
	Ltd. (New Zealand)	5,644,008
60,000	Henry Schein, Inc.
	(United States) (a)	3,503,400
5,800	Straumann Holding
	AG (Switzerland)	5,014,024
67,000	Sysmex Corp.
	(Japan)	5,143,033
		38,219,532
Household & Personal Products: 2.9%
117,000	Essity AB –
	Class B (Sweden)	3,793,304
40,000	Kao Corp. (Japan)	3,174,313
18,000	L’Oreal SA
	(France) (a) (d)	5,809,413
76,000	Unilever NV –
	Dutch Cert
	(Netherlands)	4,052,131
		16,829,161
Insurance: 2.4%
420,000	AIA Group Ltd.
	(Hong Kong)	3,930,194

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020, Continued

Shares		Value
Insurance (Continued)
18,000	Allianz SE
	(Germany)	$3,678,147
690,000	Aviva PLC
	(United Kingdom)	2,338,662
35,000	The Travelers
	Companies, Inc.
	(United States)	3,991,750
		13,938,753
Materials: 6.0%
44,000	Air Liquide SA
	(France)	6,361,790
88,000	Ball Corp.
	(United States)	6,115,120
55,935	Croda International
	PLC (United
	Kingdom)	3,633,014
33,000	Ecolab, Inc.
	(United States)	6,565,350
100,000	Johnson Matthey
	PLC (United
	Kingdom)	2,604,384
550,000	Klabin SA (Brazil)	2,091,539
27,000	Koninklijke DSM
	NV (Netherlands)	3,748,068
62,000	Novozymes A/S –
	Class B (Denmark)	3,594,506
		34,713,771
Media & Entertainment: 3.1%
10,000	Alphabet, Inc. –
	Class A (United
	States) (a)	14,180,500
150,000	RELX PLC
	(United Kingdom)	3,471,853
		17,652,353
Pharmaceuticals, Biotechnology &
Life Sciences: 8.0%
23,600	CSL Ltd. (Australia)	4,693,765
87,000	Gilead Sciences, Inc.
	(United States)	6,693,780
17,000	Illumina, Inc.
	(United States) (a)	6,295,950
78,500	Merck & Co., Inc.
	(United States)	6,070,405
30,000	Merck KGaA
	(Germany)	3,493,420
100,000	Novo-Nordisk
	A/S – Class B
	(Denmark)	6,514,773
25,300	Roche Holdings AG
	(Switzerland)	8,765,173
20,300	Waters Corp.
	(United States) (a)	3,662,120
		46,189,386
Real Estate: 2.2%
16,000	American Tower
	Corp. – REIT
	(United States)	4,136,640
1,200,000	CapitaLand Ltd.
	(Singapore)	2,535,174
120,000	Daiwa House
	Industry Co. Ltd.
	(Japan)	2,833,788
29,000	Jones Lang
	LaSalle, Inc.
	(United States)	3,000,340
		12,505,942
Retailing: 3.9%
125,000	Industria de Diseno
	Textil SA (Spain)	3,316,667
50,000	Target Corp.
	(United States)	5,996,500
120,000	The TJX
	Companies, Inc.
	(United States)	6,067,200
37,000	Tractor Supply Co.
	(United States)	4,876,230
190,000	WH Smith PLC
	(United Kingdom)	2,586,720
		22,843,317
Semiconductors & Semiconductor
Equipment: 4.3%
75,000	Applied Materials,
	Inc. (United States)	4,533,750
19,500	NVIDIA Corp.
	(United States)	7,408,245

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020, Continued

Shares		Value
Semiconductors & Semiconductor
Equipment (Continued)
148,000	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. SA – ADR
	(Taiwan)	$8,401,960
38,000	Texas Instruments,
	Inc. (United States)	4,824,860
		25,168,815
Software & Services: 12.6%
28,000	Accenture PLC –
	Class A (Ireland)	6,012,160
22,500	Adobe Systems, Inc.
	(United States) (a)	9,794,475
44,300	Amadeus IT Holding
	SA (Spain)	2,325,834
25,000	Dassault Systemes
	SE (France)	4,339,803
17,000	Intuit, Inc.
	(United States)	5,035,230
102,500	Microsoft Corp.
	(United States)	20,859,775
56,500	PayPal Holdings, Inc.
	(United States) (a)	9,843,995
44,000	SAP SE (Germany)	6,150,709
43,800	Visa, Inc. – Class A
	(United States)	8,460,846
		72,822,827
Technology Hardware & Equipment: 5.3%
54,500	Apple, Inc.
	(United States)	19,881,600
133,000	Cisco Systems, Inc.
	(United States)	6,203,120
30,000	IPG Photonics Corp.
	(United States) (a)	4,811,700
		30,896,420
Telecommunication Services: 1.9%
110,000	BCE, Inc. (Canada)	4,587,655
117,000	Verizon
	Communications,
	Inc. (United States)	6,450,210
		11,037,865
Transportation: 3.3%
23,000	Canadian Pacific
	Railway Ltd.
	(Canada)	5,850,295
42,000	East Japan Railway
	Co. (Japan)	2,910,401
26,000	Kuehne + Nagel
	International AG
	(Switzerland)	4,330,783
56,000	United Parcel
	Service, Inc. –
	Class B
	(United States)	6,226,080
		19,317,559
Utilities: 2.3%
42,000	American Water
	Works Co., Inc.
	(United States)	5,403,720
2,500,000	China Water Affairs
	Group Ltd.
	(Bermuda)	1,808,427
260,000	EDP Renovaveis SA
	(Spain)	3,592,936
530,000	Interconexion
	Electrica SA ESP
	(Colombia)	2,651,410
		13,456,493
TOTAL COMMON STOCKS
(Cost $378,554,903)		572,927,924

PREFERRED STOCKS: 0.5%

Banks: 0.5%
562,500	Itau Unibanco
	Holding SA –
	ADR (Brazil) (e)	2,638,125
TOTAL PREFERRED STOCKS
(Cost $2,994,835)		2,638,125

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2020, Continued

Shares	Value
SHORT-TERM INVESTMENTS: 0.0% (e)

Money Market Funds: 0.0% (e)
69	Invesco –
Government &
Agency Portfolio –
Institutional
Class, 0.094% (c)
(United States)	$69
TOTAL SHORT-TERM
INVESTMENTS
(Cost $69)	69

INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING: 0.5%
3,056,625	First American
Government
Obligations Fund,
Class Z, 0.060% (c)
(United States)	3,056,625
TOTAL INVESTMENTS
PURCHASED WITH
PROCEEDS FROM
SECURITIES LENDING
(Cost 3,056,625)	3,056,625
TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $384,606,432)	578,622,743
Liabilities in Excess of
Other Assets: (0.0)% (f)	(165,228)
TOTAL NET ASSETS: 100.0%	$578,457,515

(a)	Non-income producing security.
(b)	This security or a portion of this security was out on loan at June 30, 2020. As of June 30, 2020 the value of loaned securities was $2,978,820 or 0.5% of net assets.
(c)	Annualized seven-day effective yield as of June 30, 2020.
(d)	All or a portion of this security is considered illiquid. As of June 30, 2020, the value of illiquid securities was $5,809,413 or 1.0% of net assets.
(e)	There is currently no rate available.
(f)	Does not round to 0.1% or (0.1)%, as applicable.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

Dear Shareholders,

The Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) outperformed its benchmark (after fees) for the 12-month period ending June 30, 2020.  The Fund declined 7.34% for that period on a net-of-fees basis, while the S&P 1000® Index declined 8.04%.

Performance as of June 30, 2020	6 Months	1 Year	3 Year	Since Inception August 31, 2015
Institutional (TSMDX)	-12.20%	-7.34%	2.29%	4.65%
S&P 1000® Index	-14.28%	-8.04%	1.86%	6.45%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1962.

Expense Ratio(a)
Gross	1.85%
Net	0.98%

(a)
Expense ratios are from SMID Fund’s prospectus dated January 21, 2020. See the SMID Fund’s Financial Highlights in this report for the most current expense ratios.  Trillium Asset Management, LLC (“Trillium” or the “Adviser”) has contractually agreed to waive certain fees through October 31, 2021.  The net expense ratio is applicable to investors.

What a difference six months makes, with the first half of 2020 delivering extraordinary levels of market volatility. As we exited 2019, the S&P 1000® (the “S&P 1000®”) was nearing new highs with economic prognostications of smooth sailing to come.  This abruptly changed in late February as the market came to the realization that COVID-19 was not just restricted to China, but was in fact a true global pandemic.  By the end of the first quarter, much of the U.S. economy, especially service and consumer facing businesses, had been shut down in an attempt to slow the disease’s march through the healthcare system, and the U.S. stock market posted its worst quarter since the global financial crisis in 2008.  However, throughout the second quarter, the markets rebounded with a risk-on rally, as lockdown restrictions were slowly lifted in different regions of the country, and the Federal Reserve provided massive and necessary liquidity support. As economic indicators, while still largely in negative territory, showed signs of improvement, market leadership moved from defensive stocks to cyclicals. While the markets have rebounded sharply off their bottom, we still continue to see signs of economic malaise.  We believe the market could be ahead of itself given the ongoing lack of clarity around the resurgence of COVID-19 cases, development of a successful therapeutic drug or vaccine to treat the virus, and the lasting impact of the pandemic on the economy.  We are maintaining a balanced position in the portfolio with core holdings, which occupy superior secular positioning while also investing in companies that will benefit from a cyclical recovery in the market, in our view. Now more than ever, we remain convinced that our focus on long term company fundamentals, commitment to sustainability initiatives, and attractive valuations will continue to serve us well in this uncertain environment.

Relative to the S&P 1000®, the contribution from sector weighting was positive with the largest contributions generated by our underweight in Energy and Financials, the two weakest performing sectors (-57% and 20%, respectively) for the year.  We also benefited from our overweight to Information Technology and Health Care which were the strongest sectors, with an offset from our overweight to Utilities, whose defensive characteristics were not favored in the recent market appreciation.  Stock selection was positive, with strong contribution from Health Care and Consumer Staples, while Consumer Discretionary and Industrials were the largest detractors.

Performance Leaders:

West Pharmaceutical (+82%), a healthcare supply company performed strongly for the year driven by positive secular trends in biologics drug development.  West maintains a dominant market share in critical drug dispensing and storage devices, given its history of innovation and industry leading safety and quality standards.  Recent strength has been supported by an expectation that there could be increased future demand for its products to support the administration of COVID-19 vaccines.

LHC Group (+46%) is a home health and hospice provider who is benefiting from payers push to provide patient care services in the lowest cost settings with increased oversight to reduce hospital readmissions. The Company is an industry consolidator and market share gainer as its U.S. Center for Medicare and Medicaid Services (CMS) performance ratings are well above industry average due to its superior operations. The stock also benefited from a CMS reimbursement ruling for 2020 that was more favorable than expected.

Performance Laggards:

The largest detractor was Hexcel (-44%), a leading manufacturer of  advanced composites including carbon fiber materials and components that offer light weighting,  strength and fuel economy benefits, particularly to the commercial aerospace industry.  The stock was struggling entering 2020 given key customer Boeing’s safety issues surrounding the 737 MAX as well as the (now cancelled) merger announcement with Woodward.  These problems were exacerbated by COVID and the uncertainty surrounding the overall health of all airlines and potential cut to airplane production schedules.  Longer term HXL appears positioned to benefit from its competitive positioning as a leading provider of composites for the aeropspace and other industrial end markets.

Middleby (-42%), a supplier of energy saving food preparation and processing equipment was hurt by the unprecedented COVID-19 related lockdowns across dining establishments. Unlike many of its industrial sector peers, Middleby’s end market exposure is mostly food service, restaurants, and hospitality; industries that have been notably impaired by the global shutdowns.  It is a long term holding, one that we have seen execute well in tough economic conditions given the longer-term trends of energy-efficiency.  We believe that it will survive this uncertain period and emerge stronger longer-term.

Portfolio Positioning

In the first half of 2020, we opportunistically added to select holdings on weakness (Blackbaud, Ingevity), as well as exited a few longer-term winners that had reached a size that was no longer appropriate for a SMID portfolio, such as MSCI and Palo Alto Networks.  Later in CQ1/2020, as the U.S. went into a lockdown and service and consumer facing businesses were hit especially hard, we sold positions that we felt would be at risk from a business model perspective or due to financial leverage in a prolonged downturn. This included selling our sole position in the Energy sector, energy services company Core Laboratories where we had less confidence in their ability to thrive given the new commodity environment, casual dining restaurant Dave and Busters, as well as movie theater exhibition company IMAX Corporation.

In addition, we added several new positions while exiting a few smaller holdings where we didn’t have sufficient conviction to remain holders (Newell Brands, Tailored Brands) after several quarters of lackluster execution.  We initiated a position in ProofPoint, a cybersecurity company with a strong history of consistent execution and a solid competitive position. We believe its security solutions will continue to gain increasing traction across large enterprises as well as in small and medium sized businesses. Later in the quarter, we took advantage of the sizable market dislocation and added two names that in our view have solid secular fundamentals and were trading at attractive valuations.  We purchased Bright Horizons Family Solutions, an operator of child care centers, many of which are employer-sponsored. While the company was hurt by a large drop off in enrollment given office COVID-19 related closures, the company is much better positioned than competitors to reopen quickly and to have the financial resources to adapt to this more uncertain economic environment. Moreover, management believes they will have an organic opportunity to consolidate centers run by competitors or in-house by companies.  There may also be M&A opportunities that emerge out of this disruption.  We also added MSA Safety, which is a global leader in the development and manufacture of safety products across firefighting, construction, and diverse industrial end markets.  Purchases of these products are non-discretionary, protecting workers’ health in hazardous and life-threatening work environments. Their use is often mandated by government and industry regulations, which are increasingly enforced on a global basis. There is a significant tailwind in international markets from maturing safety awareness and safety standards. The company is also seeing increasing demand for its air purifying respirators in the near term given the current COVID-19 crisis.

Advocacy:

Through a combination of shareholder advocacy tools (i.e. shareholder proposals, dialogue, and policy), Trillium and our clients are working to push companies we invest in to improve on key issues including climate change, board diversity, and corporate social responsibility disclosure.  Given the turmoil in recent months, ESG leaders in the corporate world and the assets invested in line with these values will play an even greater role in creating a better world.

Transportation emissions is the largest and fastest growing source of greenhouse gas emissions in the U.S. Our shareholder proposal at J.B. Hunt Transportation Services, which focused on the opportunity to reduce its emissions, achieved one of the first climate change majority votes of the year – 54%. This is a particularly strong showing given the high level of insider ownership of shares. We will continue to press the issue and believe it will be very difficult for the board and management to ignore this clear message from its investors that it is time to put together a robust climate strategy.

We were able to withdraw our workplace diversity proposal at Hanesbrands in exchange for a commitment to publish diversity and inclusion initiatives including workforce diversity data. At SVB Financial Group and Hanover Insurance we were able to withdraw our executive leadership diversity proposals following commitments from the companies to produce reports assessing the current state of diversity on the executive teams and beyond.

We look forward to serving our shareholders over the next year and thank you for your continued support.

Sincerely,

Laura McGonagle	Mitali Prasad	Elizabeth Levy
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium ESG Small/Mid Cap Fund

SECTOR ALLOCATION at June 30, 2020 (Unaudited)

Percent of Net Assets

Industrials	17.6%
Information Technology	17.3
Financials	13.4
Consumer Discretionary	13.3
Health Care	12.8
Real Estate	7.7
Consumer Staples	5.7
Materials	4.7
Utilities	4.2
Communication Services	2.6
Cash & Equivalents (a)	0.7
Total	100.0%

(a)	Represents cash, short-term securities and other assets in excess of liabilities.

Trillium ESG Small/Mid Cap Fund

Value of $100,000 vs S&P 1000® Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2020

			Since
			Inception
	1 Year	3 Year	8/31/2015	Value
SMID Fund	-7.34%	2.29%	4.65%	$124,475
S&P 1000® Index	-8.04	1.86	6.45	135,293

This chart illustrates the performance of a hypothetical $100,000 investment made on August 31, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for the Fund and dividends for an index, but does not reflect redemption fees.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-209-1963.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2020

Shares		Value
COMMON STOCKS: 99.3%

Automobiles & Components: 1.2%
4,882	BorgWarner, Inc.	$172,335

Banks: 6.7%
7,483	East West
	Bancorp, Inc.	271,185
1,518	First Republic Bank	160,893
978	SVB Financial
	Group (a)	210,788
15,222	Umpqua
	Holdings Corp.	161,962
4,930	Webster
	Financial Corp.	141,047
		945,875
Capital Goods: 10.9%
3,174	AO Smith Corp.	149,559
5,016	Hexcel Corp.	226,824
2,545	Lincoln Electric
	Holdings, Inc.	214,391
2,252	Middleby Corp. (a)	177,773
6,899	Quanta Services, Inc.	270,648
4,618	Wabtec Corp.	265,857
3,473	Xylem, Inc.	225,606
		1,530,658
Commercial & Professional Services: 4.3%
8,124	Interface, Inc.	66,129
1,542	ManpowerGroup, Inc.	106,013
1,319	MSA Safety, Inc.	150,946
3,567	Tetra Tech, Inc.	282,221
		605,309
Consumer Durables & Apparel: 4.0%
1,595	Carter’s, Inc.	128,717
1,465	Deckers Outdoor
	Corp. (a)	287,710
12,702	Hanesbrands, Inc.	143,406
		559,833
Consumer Services: 2.1%
1,420	Bright Horizons Family
	Solutions, Inc. (a)	166,424
4,837	WW International,
	Inc. (a)	122,763
		289,187
Diversified Financials: 2.7%
3,227	LPL Financial
	Holdings, Inc.	252,996
2,548	Stifel Financial Corp.	120,852
		373,848
Food & Staples Retailing: 2.7%
7,040	BJ’s Wholesale Club
	Holdings, Inc. (a)	262,381
6,091	United Natural
	Foods, Inc. (a)	110,917
		373,298
Food, Beverage & Tobacco: 1.6%
3,599	Lamb Weston
	Holdings, Inc.	230,084

Health Care Equipment & Services: 10.1%
2,208	LHC Group, Inc. (a)	384,899
4,115	Omnicell, Inc. (a)	290,601
1,404	Penumbra, Inc. (a)	251,063
2,175	West Pharmaceutical
	Services, Inc.	494,095
		1,420,658
Household & Personal Products: 1.4%
2,572	Church &
	Dwight Co., Inc.	198,816

Insurance: 4.0%
2,706	Hanover Insurance
	Group, Inc.	274,198
3,235	Horace Mann
	Educators Corp.	118,822
1,810	Lincoln National Corp.	66,590
1,384	Reinsurance Group
	America, Inc.	108,561
		568,171
Materials: 4.7%
3,965	Ingevity Corp. (a)	208,441
1,181	International Flavors
	& Fragrances, Inc.	144,625
3,636	Minerals
	Technologies, Inc.	170,637
2,500	Sonoco Products Co.	130,725
		654,428

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2020, Continued

Shares		Value
Media & Entertainment: 2.6%
8,546	New York Times
	Co. – Class A	$359,188

Pharmaceuticals, Biotechnology
& Life Sciences: 2.7%
775	Ligand
	Pharmaceuticals,
	Inc. (a)	86,684
5,036	Syneos Health,
	Inc. (a)	293,347
		380,031
Real Estate: 7.7%
8,019	Acadia Realty
	Trust – REIT	104,087
2,163	Camden Property
	Trust – REIT	197,309
2,191	CoreSite Realty
	Corp. – REIT	265,242
1,176	EastGroup Properties,
	Inc. – REIT	139,485
7,276	Host Hotels &
	Resorts, Inc. – REIT	78,508
1,286	Jones Lang LaSalle, Inc.	133,050
4,192	LTC Properties,
	Inc. – REIT	157,913
		1,075,594
Retailing: 6.0%
893	Burlington Stores,
	Inc. (a)	175,858
7,341	LKQ Corp. (a)	192,334
3,616	Tractor Supply Co.	476,553
		844,745
Semiconductors & Semiconductor
Equipment: 4.4%
4,277	Cree, Inc. (a)	253,155
3,924	First Solar, Inc. (a)	194,238
2,739	Maxim Integrated
	Products, Inc.	166,011
		613,404
Software & Services: 8.1%
617	ANSYS, Inc. (a)	179,997
3,998	Blackbaud, Inc.	228,206
706	Paycom Software,
	Inc. (a)	218,669
1,530	Proofpoint, Inc. (a)	170,014
3,908	Zendesk, Inc. (a)	345,976
		1,142,862
Technology Hardware & Equipment: 4.8%
1,396	IPG Photonics
	Corp. (a)	223,904
1,595	Rogers Corp. (a)	198,737
5,644	Trimble, Inc. (a)	243,765
		666,406
Transportation: 2.4%
2,743	JB Hunt Transport
	Services, Inc.	330,092

Utilities: 4.2%
4,167	Avista Corp.	151,637
3,559	Essential Utilities, Inc.	150,332
1,493	ONE Gas, Inc.	115,036
2,682	Ormat
	Technologies, Inc.	170,280
		587,285
TOTAL COMMON STOCKS
(Cost $14,292,265)		13,922,107

SHORT-TERM INVESTMENTS: 1.0%

Money Market Funds: 1.0%
140,204	Invesco-Government
	& Agency Portfolio –
	Institutional Class,
	0.094% (b)	140,204
TOTAL SHORT-TERM INVESTMENTS
(Cost $140,204)		140,204
TOTAL INVESTMENTS
IN SECURITIES: 100.3%
(Cost $14,432,469)		14,062,311
Liabilities in Excess of
Other Assets: (0.3)%		(41,190)
TOTAL NET ASSETS: 100.0%		$14,021,121

(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of June 30, 2020.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2020

	Trillium		Trillium
	ESG Global		ESG Small/Mid
	Equity Fund		Cap Fund
ASSETS
Investments in securities, at value
(cost $384,606,432 and $14,432,469)	$578,622,743	(a)	$14,062,311
Foreign Currency,
(cost $11 and $—)	11		—
Receivables:
Dividends and interest	1,336,302		7,840
Fund shares sold	3,482,430		—
Securities lending income, net	4,782		—
Due from adviser, net	—		17,329
Prepaid expenses	19,192		6,416
Total assets	583,465,460		14,093,896

LIABILITIES
Payables:
Payable for collateral received
for securities loaned	3,056,625		—
Fund shares redeemed	1,005,022		20,846
Investment advisory fees, net	380,382		—
Loans payable	346,000		—
Administration fees	52,665		7,413
Custody fees	18,287		434
Fund accounting fees	17,748		5,424
Audit fees	24,800		22,100
Distribution fees	37,314		—
Transfer agent fees	32,638		5,664
Chief Compliance Officer fees	1,889		1,889
Trustee fees	6,361		3,890
Other accrued expenses	28,214		5,115
Total liabilities	5,007,945		72,775
NET ASSETS	$578,457,515		$14,021,121

COMPONENTS OF NET ASSETS
Paid-in capital	$379,364,070		$15,746,491
Total distributable (accumulated) earnings (losses)	199,093,445		(1,725,370)
Net assets	$578,457,515		$14,021,121

(a)	Includes loaned securities with a market value of $2,978,820.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2020, Continued

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
Retail Class:
Net assets	$217,817,522	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	4,735,877	—
Net asset value, offering price,
and redemption price per share	$45.99	$—
Institutional Class:
Net assets	$360,639,993	$14,021,121
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	7,874,802	1,274,045
Net asset value, offering price,
and redemption price per share	$45.80	$11.01

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the year ended June 30, 2020

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign withholding
tax and issuance fees of $640,872 and $676)	$8,394,293	$238,589
Interest	175,590	3,462
Income from securities lending, net	11,329	—
Other income	618	421
Total investment income	8,581,830	242,472

EXPENSES
Investment advisory fees	4,791,275	137,835
Distribution fees – Retail Class	511,839	—
Administration fees	311,723	45,112
Custody fees	167,694	5,969
Transfer agent fees	161,971	31,614
Fund accounting fees	122,173	33,172
Sub-transfer agent fees	113,672	—
Reports to shareholders	65,598	4,789
Miscellaneous expenses	52,416	11,253
Registration fees	48,942	23,580
Audit fees	24,800	22,100
Trustees fees	23,755	14,557
Chief Compliance Officer fees	10,750	10,751
Legal fees	9,332	9,328
Insurance expenses	2,992	2,629
Interest expenses	31	1,179
Total expenses	6,418,963	353,868
Less: fees waived and expenses absorbed	—	(173,764)
Net expenses	6,418,963	180,104
Net investment income (loss)	2,162,867	62,368

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
and foreign currency transactions	11,717,825	(1,261,093)
Net change in unrealized
appreciation/depreciation on:
Investments	14,294,471	(1,468,759)
Translation of other assets and
liabilities in foreign currency	13,873	—
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	26,026,169	(2,729,852)
Net increase (decrease) in net assets
resulting from operations	$28,189,036	$(2,667,484)

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$2,162,867	$3,678,321
Net realized gain (loss) on investments
and foreign currency transactions	11,717,825	12,799,538
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	14,308,344	27,718,198
Net increase (decrease) in net assets
resulting from operations	28,189,036	44,196,057

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(5,575,739)	(9,303,968)
Net distributions to shareholders –
Institutional Class	(9,240,022)	(11,405,485)
Total distributions to shareholders	(14,815,761)	(20,709,453)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares – Retail Class[1]	(25,979,093)	(12,619,026)
Net increase (decrease) in net assets derived from
net change in outstanding shares –
Institutional Class[2]	31,805,748	44,149,254
Total increase (decrease) in net assets
from capital share transactions	5,826,655	31,530,228
Total increase (decrease) in net assets	19,199,930	55,016,832

NET ASSETS
Beginning of year	$559,257,585	$504,240,753
End of year	$578,457,515	$559,257,585

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2020		June 30, 2019
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	491,723	$22,055,092	569,968	$24,213,665
Shares issued in
reinvestment
of distributions	113,133	5,386,241	240,296	8,871,737
Shares redeemed	(1,210,234)	(53,420,426)	(1,077,760)	(45,704,428)
Net increase (decrease)	(605,378)	$(25,979,093)	(267,496)	$(12,619,026)

[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2020		June 30, 2019
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	2,272,542	$99,507,938	2,150,378	$90,539,225
Shares issued in
reinvestment
of distributions	160,865	7,613,722	258,309	9,482,514
Shares redeemed	(1,729,397)	(75,315,912)	(1,320,870)	(55,872,485)
Net increase (decrease)	704,010	$31,805,748	(1,087,817)	$44,149,254

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2020	June 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$62,368	$73,922
Net realized gain (loss) on investments	(1,261,093)	962,195
Net change in unrealized
appreciation/depreciation on investments	(1,468,759)	(949,355)
Net increase (decrease) in net assets
resulting from operations	(2,667,484)	86,762

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(813,068)	(777,496)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares –
Institutional Class[1]	(2,411,503)	3,562,002
Total increase (decrease) in net assets
from capital share transactions	(2,411,503)	3,562,002
Total increase (decrease) in net assets	(5,892,055)	2,871,268

NET ASSETS
Beginning of year	19,913,176	17,041,908
End of year	$14,021,121	$19,913,176

[1]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2020		June 30, 2019
	Shares	Amount	Shares	Amount
Shares sold	461,488	$5,290,217	538,982	$6,498,666
Shares issued in
reinvestment
of distributions	60,662	764,344	70,388	708,104
Shares redeemed[2]	(859,024)	(8,466,064)	(311,919)	(3,644,768)
Net increase (decrease)	(336,874)	$(2,411,503)	297,451	$3,562,002

[2]	Net of redemption fees of $18,618 and $822, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class
	Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value,
beginning of year	$44.81	$43.21	$39.44	$35.06	$37.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.23	0.30	0.27	0.22
Net realized and unrealized
gain (loss) on investments	2.19	3.09	4.52	5.71	(0.23)
Total from investment operations	2.29	3.32	4.82	5.98	(0.01)

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.24)	(0.25)	(0.17)	(0.27)	(0.16)
Distributions from
net realized gain	(0.87)	(1.47)	(0.88)	(1.33)	(1.88)
Total distributions	(1.11)	(1.72)	(1.05)	(1.60)	(2.04)
Net asset value, end of year	$45.99	$44.81	$43.21	$39.44	$35.06
Total return	5.02%	8.52%	12.28%	17.73%	0.11%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$217.8	$239.3	$242.4	$235.9	$256.1
Portfolio turnover rate	11%	16%	12%	19%	23%

SUPPLEMENTAL DATA:
Ratio of expenses
to average net assets	1.30%	1.33%	1.34%	1.33%	1.33%
Ratio of net investment income
to average net assets	0.22%	0.55%	0.70%	0.73%	0.63%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class
	Year Ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$44.61	$43.05	$39.34	$34.97	$37.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.22	0.37	0.43	0.36	0.32
Net realized and unrealized
gain (loss) on investments	2.20	3.03	4.50	5.70	(0.25)
Total from investment operations	2.42	3.40	4.93	6.06	0.07

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.36)	(0.37)	(0.34)	(0.36)	(0.27)
Distributions from
net realized gain	(0.87)	(1.47)	(0.88)	(1.33)	(1.88)
Total distributions	(1.23)	(1.84)	(1.22)	(1.69)	(2.15)
Net asset value, end of year	$45.80	$44.61	$43.05	$39.34	$34.97
Total return	5.34%	8.81%	12.59%	18.04%	0.34%

SUPPLEMENTAL DATA:
Net assets, end of year
(000’s omitted)	$360.6	$319.9	$261.9	$224.5	$172.7
Portfolio turnover rate	11%	16%	12%	19%	23%

SUPPLEMENTAL DATA:
Ratio of expenses
to average net assets	1.03%	1.05%	1.07%	1.08%	1.08%
Ratio of net investment income
to average net assets	0.49%	0.87%	1.00%	0.97%	0.91%

[1]	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Institutional Class
					Period Ended
	Year Ended June 30,				June 30,
	2020	2019	2018	2017	2016[1]
Net asset value,
beginning of year/period	$12.36	$12.97	$11.46	$9.74	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04	0.05	(0.00)[3]	0.00 [3]	0.01
Net realized and unrealized
gain (loss) on investments	(0.90)	(0.13)	1.73	1.89	(0.27)
Total from investment operations	(0.86)	(0.08)	1.73	1.89	(0.26)

LESS DISTRIBUTIONS:
Distributions from
net investment income	(0.05)	(0.02)	—	(0.01)	—
Distributions from
net realized gain	(0.45)	(0.51)	(0.22)	(0.16)	—
Total distributions	(0.50)	(0.53)	(0.22)	(0.17)	—
Proceeds from redemption fees	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year/period	$11.01	$12.36	$12.97	$11.46	$9.74
Total return	(7.34)%	0.32%	15.14%	19.48%	(2.60)%[4]

SUPPLEMENTAL DATA:
Net assets, end of year/period
(000’s omitted)	$14.0	$19.9	$17.0	$8.4	$3.5
Portfolio turnover rate	35%	27%	19%	27%	11%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.93%	1.85%	2.19%	4.53%	11.08%[5]
After fees waived/recouped
and expenses absorbed	0.98%	0.98%	0.98%	0.98%	0.98%[5]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.61)%	(0.47)%	(1.21)%	(3.59)%	(9.99)%[5]
After fees waived/recouped
and expenses absorbed	0.34%	0.40%	0.00%[3]	(0.04)%	0.11%[5]

[1]	The Fund commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020

NOTE 1 – ORGANIZATION

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) and Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The Global Equity Fund and the SMID Fund have Retail Class and Institutional Class shares (Retail Class shares are not currently offered for SMID Fund). Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundation, and corporations. Each class of shares has equal rights as to earnings and assets except that the Retail Class bears Distribution fees. Global Equity Fund Retail Class also bears Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Global Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Global Equity Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Global Equity Fund’s securities traded on those foreign exchanges. The Global Equity Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Global Equity Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant  to the fair value measurement in its entirety.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2020:

Global Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$3,506,400	$7,908,145	$—	$11,414,545
Banks	21,085,327	17,956,285	—	39,041,612
Capital Goods	14,433,500	38,431,765	—	52,865,265
Commercial &
Professional Services	7,101,330	8,459,895	—	15,561,225
Consumer Durables & Apparel	9,878,500	8,369,175	—	18,247,675
Consumer Services	9,915,060	2,005,600	—	11,920,660
Diversified Financials	20,607,360	—	—	20,607,360
Food & Staples Retailing	—	9,371,046	—	9,371,046
Food, Beverage & Tobacco	9,870,210	8,436,132	—	18,306,342
Health Care Equipment
& Services	14,533,950	23,685,582	—	38,219,532
Household & Personal Products	—	16,829,161	—	16,829,161
Insurance	3,991,750	9,947,003	—	13,938,753
Materials	14,772,009	19,941,762	—	34,713,771
Media & Entertainment	14,180,500	3,471,853	—	17,652,353
Pharmaceuticals, Biotechnology
& Life Sciences	22,722,255	23,467,131	—	46,189,386
Real Estate	7,136,980	5,368,962	—	12,505,942
Retailing	16,939,930	5,903,387	—	22,843,317
Semiconductors &
Semiconductor Equipment	25,168,815	—	—	25,168,815
Software & Services	60,006,481	12,816,346	—	72,822,827
Technology Hardware
& Equipment	30,896,420	—	—	30,896,420
Telecommunication Services	11,037,865	—	—	11,037,865
Transportation	12,076,375	7,241,184	—	19,317,559
Utilities	11,648,066	1,808,427	—	13,456,493
Total Common Stocks	341,509,083	231,418,841	—	572,927,924
Preferred Stocks
Banks	2,638,125	—	—	2,638,125
Total Preferred Stocks	2,638,125	—	—	2,638,125
Short Term Investments	69	—	—	69
Investments Purchased with
Cash Proceeds from
Securities Lending	3,056,625	—	—	3,056,625
Total Investments in Securities	$347,203,902	$231,418,841	$—	$578,622,743

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

SMID Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$13,922,107	$—	$—	$13,922,107
Short-Term Investments	140,204	—	—	140,204
Total Investments in Securities	$14,062,311	$—	$—	$14,062,311

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of year end June 30, 2020, there were no post-October losses for the Global Equity Fund. The SMID Fund had a post-October loss of $1,030,152.

As of year end June 30, 2020, there were no capital loss carryovers for the Funds.

As of June 30, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of June 30, 2020, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex- dividend date.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program (the “program”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Trillium Asset Management, LLC (“Trillium” or the “Adviser”) determines that the value of illiquid investments held by the Funds exceeds 15% of the Fund’s net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written program.

J.	Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2020, the following adjustments were made:

	Distributable (Accumulated)
	Earnings (Losses)	Paid-In Capital
Global Equity Fund	$(1,254,908)	$1,254,908
SMID Fund	—	—

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and deferral of post-October losses.

K.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are  to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  The Funds have chosen to adopt the eliminated or modified disclosures.

L.	Shareholder Meeting (Unaudited). A Special Meeting of Shareholders (the “Meeting”) took place on June 17, 2020.

The Meeting was held for all of the Funds in the Trust. However, five series of the Trust, including the Global Equity Fund and SMID Fund, presented separate Proxy Statements specifically directed to their respective shareholders because they each had individual and unique Proposals in addition to the Proposal regarding the election Trustees to the Board of Trustees of the Trust. The unique Proposals were set forth as PROPOSALS 1(a), 1(b), 1(c) and 1(d), while the Proposal regarding the Trustee election was described at the Meeting as PROPOSAL 2.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

PROPOSAL 1(b)

PROPOSAL 1(b) at the Meeting on June 17, 2020, was specific to shareholders of the Global Equity Fund and the SMID Fund to approve a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Global Equity Fund and the SMID Fund. On January 30, 2020, Perpetual Limited made an offer to acquire Trillium. As a result of this strategic acquisition, the Trust prepared for the change of control that would be triggered when the acquisition was completed on June 30, 2020, pursuant to which Trillium would become a wholly owned subsidiary of Perpetual US Holding Company, Inc., a subsidiary of Perpetual Limited. The change of control necessitated that a new investment advisory agreement be approved by Fund shareholders.

Global Equity Fund

With respect to the Global Equity Fund, although there were sufficient shares represented for a quorum, there were not enough votes to pass PROPOSAL 1(b). Accordingly, PROPOSAL 1(b) was adjourned until June 29, 2020, with respect to the shareholders of the Global Equity Fund. The Meeting reconvened on June 29, 2020, specifically for the shareholders of the Global Equity Fund to approve the new Investment Advisory Agreement between Trillium and the Trust, on behalf of the Global Equity Fund.

All Global Equity Fund shareholders of record at the close of business on April 20, 2020 were entitled to vote. As of the record date, the Global Equity Fund had 12,838,987 shares outstanding. PROPOSAL 1(b) was approved by the shareholders of the Global Equity Fund at that Meeting as follows:

	% For	% For of		% Against	% Against of
For	Voted	Outstanding	Against	Voted	Outstanding
5,779,081	68.00%	45.01%	54,629	0.64%	0.43%

		% Abstain		% Broker	% Broker
	% Abstain	of	Broker	Non-Votes	Non-Votes
Abstain	Voted	Outstanding	Non-Votes	Voted	of Outstanding
299,485	3.52%	2.33%	2,365,212	27.83%	18.42%

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

SMID Fund

All SMID Fund shareholders of record at the close of business on April 20, 2020 were entitled to vote. As of the record date, the SMID Fund had 1,345,134 shares outstanding. PROPOSAL 1(b) was approved by the shareholders of the SMID Fund at that Meeting as follows:

	% For	% For of		% Against	% Against of
For	Voted	Outstanding	Against	Voted	Outstanding
1,007,678	80.09%	74.91%	0	0.00%	0.00%

		% Abstain		% Broker	% Broker
	% Abstain	of	Broker	Non-Votes	Non-Votes of
Abstain	Voted	Outstanding	Non-Votes	Voted	Outstanding
2,467	0.20%	0.18%	248,017	19.71%	18.44%

PROPOSAL 2

PROPOSAL 2 at the Meeting on June 17, 2020, applied to all shareholders of the Trust in general, to elect Trustees to the Board. All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies. As of the record date, April 20, 2020, the Trust had 980,568,279 shares outstanding. The results of the voting for the proposal was as follows:

Election of Trustees to the Board of Trustees of the Trust	For Votes	Votes Withheld
1. Eric W. Falkeis	681,049,390	10,981,441
2. Kathleen T. Barr	681,250,626	10,779,780
3. Ashi S. Parikh	681,087,446	10,940,163

Accordingly, effective June 17, 2020, the Board of Trustees of Professionally Managed Portfolios consists of the following six individuals, all of whom have now been elected by shareholders:

Kathleen T. Barr,	Ashi S. Parikh,
Independent Trustee	Independent Trustee
Wallace L. Cook,	Carl A. Froebel,
Independent Trustee	Independent Trustee
Eric W. Falkeis,	Steven J. Paggioli,
Independent Trustee	Independent Trustee

M.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.85% and 0.75% based upon the average daily net assets of the Global Equity Fund and the SMID Fund, respectively. The investment advisory fees incurred by the Funds for the year ended June 30, 2020, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional Class. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and expenses absorbed by the Adviser during the year ended June 30, 2020, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of June 30, 2020, the remaining cumulative amount the Adviser may be reimbursed is $499,227, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Date of Expiration	Amount
June 30, 2021	$166,366
June 30, 2022	159,097
June 30, 2023	173,764
Total	$499,227

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended June 30, 2020, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the year ended June 30, 2020, are disclosed in the Statements of Operations.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to the Retail Class. All Arrangements must be approved by the Board. The transfer agent fees and sub-transfer agent fees incurred by the Funds for the year ended June 30, 2020, are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

The Global Equity Fund may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Global Equity Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Global Equity Fund continues to receive interest payments or dividends on the securities loaned during the borrowing year. Global Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

For Global Equity Fund, loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Global Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Global Equity Fund is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2020, the market value of the securities on loan and payable on collateral received is as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$2,978,820	$3,056,625

NOTE 5 – OFFSETTING ASSETS AND LIABILITIES

The Global Equity Fund is subject to various master netting arrangements, which govern the terms of certain transactions with select counterparties. The master netting arrangements are intended to allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The master netting arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the master netting arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of master netting arrangement.

Due to the absence of a master netting agreement related to the Fund’s participation in securities lending and repurchase agreements, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

Global Equity Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The remaining contractual maturity  of all the securities lending transactions is overnight and continuous.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

The interest income earned by Global Equity Fund on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending, net”) is reflected in the Statements of Operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2020, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$68,086,199	$60,157,062
SMID Fund	6,284,697	9,502,226

There were no purchases, sales or maturities of long-term U.S. Government securities during the year ended June 30, 2020.

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2020, and the year ended June 30, 2019, was as follows:

	Ordinary Income
	June 30, 2020	June 30, 2019
Global Equity Fund	$3,947,956	$3,651,889
SMID Fund	115,158	187,338

	Long-Term Capital Gains
	June 30, 2020	June 30, 2019
Global Equity Fund	$10,867,805	$17,057,564
SMID Fund	697,910	590,158

As of June 30, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Global Equity Fund

Tax cost of Investments	$384,606,432
Unrealized appreciation	219,054,565
Unrealized depreciation	(25,026,520)
Net unrealized appreciation (depreciation)	194,028,045
Undistributed ordinary income	1,399,643
Undistributed long-term capital gain	3,665,757
Distributable earnings	5,065,400
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$199,093,445

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

SMID Fund

Tax cost of investments	$14,777,736
Unrealized appreciation	1,758,493
Unrealized depreciation	(2,473,918)
Net unrealized appreciation (depreciation)	(715,425)
Undistributed ordinary income	20,207
Undistributed long-term capital gain	—
Distributable earnings	20,207
Other accumulated gain/(loss)	(1,030,152)
Total accumulated gain/(loss)	$(1,725,370)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and deferral of post-October losses.

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended June 30, 2020, are as follows:

	Global Equity Fund	SMID Fund
Maximum available credit	$20,000,000	$2,000,000
Largest amount outstanding
on an individual day	346,000	1,451,000
Average balance when in use	346,000	466,536
Credit facility outstanding
as of June 30, 2020	346,000	—
Average interest rate when in use	3.25%	3.25%

Interest expenses for the year ended June 30, 2020, are disclosed in the Statements of Operations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2020, Continued

NOTE 9 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Trillium Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trillium Mutual Funds and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to Trillium ESG Global Equity Fund, the financial highlights for each of the five years in the period then ended, and with respect to Trillium ESG Small/Mid Cap Fund, the financial highlights for each of the four years in the period ended and for the period August 31, 2015 (commencement of operations) to June 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2020

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 – June 30, 2020).

Actual Expenses

The “Actual” line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/20	6/30/20	1/1/2020 – 6/30/2020[1]
Retail Class Actual	$1,000.00	$ 962.70	$6.54
Hypothetical (5% annual
return before taxes)	1,000.00	1,018.20	6.72

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/20	6/30/20	1/1/2020 – 6/30/2020[1]
Institutional Class Actual	$1,000.00	$ 964.20	$5.08
Hypothetical (5% annual
return before taxes)	1,000.00	1,019.69	5.22

SMID Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/20	6/30/20	1/1/2020 – 6/30/2020[2]
Institutional Class Actual	$1,000.00	$ 878.00	$4.58
Hypothetical (5% annual
return before taxes)	1,000.00	1,019.99	4.92

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Retail and Institutional Class shares were 1.34% and 1.04%, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratio for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 182/366 (to reflect the one half-year period).

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

TRILLIUM ESG GLOBAL EQUITY FUND
TRILLIUM ESG SMALL/MID CAP FUND

At a meeting held on February 25, 2020, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved an interim and a new Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Trillium Asset Management, LLC (“Trillium” or the “Adviser”) for the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”) in anticipation of a strategic acquisition of the Adviser by Perpetual Limited expected to be effective on or about June 30, 2020.  At this meeting, the Board met with Trillium representatives and received information regarding the proposed acquisition. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

Nature, Extent and Quality of Services Provided to the Funds.  The Trustees considered the nature, extent and quality of services provided by Trillium to the Funds and the amount of time devoted to each Fund’s affairs by Trillium’s staff.  The Trustees considered Trillium’s specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by Trillium, as well as the qualifications, experience and responsibilities of Laura McGonagle, CFA, Elizabeth Levy, CFA, Mitali Prsad, CFA, James Madden, CFA, Matthew Patsky, CFA, Patrick Wallenberg, CEFA, the Funds’ portfolio managers, and other key personnel at Trillium involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by Trillium in a due diligence summary, including the structure of Trillium’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and Trillium’s marketing activity and goals and its continuing commitment to the growth of each Fund’s assets. The Trustees noted that during the course of the prior year they had met with representatives of Trillium in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Trillium. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of Trillium. The Trustees discussed in detail Trillium’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Board on the effectiveness of Trillium’s compliance program. The Trustees concluded that

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Trillium had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as Trillium’s compliance policies and procedures, were satisfactory and reliable and were not expected to change as a result of the New Investment Advisory Agreement.

Investment Performance of Trillium and the Funds.  The Trustees discussed the Funds’ recent performance and the overall performance by Trillium since April 2, 2015 for the Global Equity Fund and since inception for the SMID Fund on July 29, 2015. In assessing the quality of the portfolio management services delivered by Trillium, the Trustees also compared the short-term and long-term performance of the Global Equity Fund and SMID Fund on both an absolute basis and in comparison to the benchmark indices, the MSCI AWI Index and S&P 500 Index, respectively. The Trustees also reviewed information on the historical performance of other accounts managed by Trillium that were similar to the Funds in terms of investment strategy, as well as other separately-managed accounts of Trillium with different investment strategies. After considering all of the information, the Trustees concluded that the performance obtained by Trillium for the Funds was satisfactory under current market conditions.

Section 15(f) of the 1940 Act. In considering whether the arrangements between Trillium and the Funds comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trustees considered that, consistent with the first condition of Section 15(f), neither Trillium nor the Board was aware of any plans to reconstitute the Board following the change in investment adviser. Thus, at least 75% of the Trustees would not be “interested persons” of Trillium for a period of three years after the change in control of the investment adviser.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. With respect to this second condition, the Board considered that Trillium has undertaken to

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

maintain the SMID Fund’s current expense cap for the required 2-year period.  The Board concluded that no “unfair burden” is being imposed upon the Funds over the course of the required 2-year period.

Costs of Service and Profits Realized by Trillium. The Trustees considered the cost of services and the structure of Trillium’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Funds relative to a peer group of funds, as compiled by Morningstar, Inc., and Trillium’s separately-managed accounts, as well as the fee waivers and expense reimbursements by Trillium.

The Trustees also considered the overall profitability of Trillium, reviewing Trillium’s financial information and noting that Trillium had subsidized the Funds’ operations since each Fund’s inception and had not yet recouped any of those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Trillium from the fees payable under the New Investment Advisory Agreement and the expense subsidization undertaken by Trillium, as well as each Fund’s brokerage practices and use of soft dollars by Trillium. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the February 25, 2020 meeting at which the New Investment Advisory Agreement was formally considered.

The Trustees compared the fees paid by the Funds to the fees paid by Trillium’s separately-managed accounts and noted that the fees can differ due to a number of factors.

The Trustees concluded that each Fund’s expenses and advisory fees payable to Trillium were fair and reasonable in light of the comparative performance and expense management fee information.  The Trustees further concluded that Trillium’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Trillium had maintained adequate profit levels to support the services to the Funds.

Extent of Economies of Scale as the Funds Grow.  The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s advisory fee and whether the Funds was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Funds assets grow (and if so, how whose economies of scale were being

Trillium Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Trillium with respect to the Funds. The Trustees noted that each Fund’s advisory fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that Trillium was open to consider breakpoints in its fee structure when the asset level of the Funds increases. The Trustees concluded that Trillium’s advisory fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between Trillium and the Funds at each Fund’s current asset level.

Benefits Derived from the Relationship with the Funds. The Trustees considered the direct and indirect benefits that could be realized by Trillium from its association with the Funds, including Trillium’s summary of “fall-out” benefits.  The Trustees examined the brokerage practices of Trillium with respect to the Funds including its use of soft dollars.  The Trustees concluded that the benefits Trillium may receive, such as continuity in the portfolio management of the Funds, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with Trillium, including the advisory fees, was fair and reasonable. The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Funds and its shareholders.

Trillium Mutual Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Each Fund has adopted a liquidity risk management program (the “program”). The Funds’ Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of Trillium conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Funds’ Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through December 31, 2019. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(3) and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years

Independent Trustees of the Trust(1)
Kathleen T. Barr	Trustee	Indefinite	Former owner	2	Independent
(born 1955)		Term;	of a registered		Director,
c/o U.S. Bank Global		Since	investment adviser,		Muzinich
Fund Services		November	Productive Capital		BDC, Inc.
2020 E. Financial Way		2018.	Management, Inc.;		(August 2019
Suite 100			formerly, Chief		to present);
Glendora, CA 91741			Administrative		Independent
			Officer, Senior		Trustee for the
			Vice President		William Blair
			and Senior		Funds (2013
			Managing Director		to present)
			of Allegiant Asset		(21 series);
			Management Company		Independent
			(merged with PNC		Trustee for the
			Capital Advisors, LLC		AmericaFirst
			in 2009); formerly,		Quantitative
			Chief Administrative		Funds (2012
			Officer, Chief		to 2016).
Compliance Officer
and Senior Vice
President of PNC Funds
and PNC Advantage
Funds (f/k/a Allegiant
Funds) (registered
investment companies).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(3) and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant;		The Dana
c/o U.S. Bank Global		Since	formerly, Chief		Foundation.
Fund Services		May	Executive Officer,
2020 E. Financial Way		1991.	Rockefeller Trust Co.,
Suite 100			(prior thereto Senior
Glendora, CA 91741			Vice President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate.)

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Independent
(born 1973)		Term;	Officer, Tidal ETF		Director,
c/o U.S. Bank Global		Since	Services LLC (2018		Muzinich
Fund Services		September	to present); formerly,		BDC, Inc.
2020 E. Financial Way		2011.	Chief Operating		(August 2019
Suite 100	Chair-	Indefinite	Officer, Direxion		to present);
Glendora, CA 91741	person	Term;	Funds (2013 to		Interested
		Since	2018); formerly,		Trustee, Tidal
		August	Senior Vice		ETF Trust
		2019.	President and Chief		(2018 –
			Financial Officer		Present)
			(and other positions),		(8 series);
			U.S. Bancorp Fund		Former
			Services, LLC.		Interested
Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series)
and Direxion
Insurance Trust
(2013 to 2018).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(3) and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Carl A. Froebel	Trustee	Indefinite	Formerly,	2	None.
(born 1938)		Term;	President and
c/o U.S. Bank Global		Since	Founder, National
Fund Services		May	Investor Data
2020 E. Financial Way		1991.	Services, Inc.
Suite 100			(investment related
Glendora, CA 91741			computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant;	2	Independent
(born 1950)		Term;	formerly, Executive		Director,
c/o U.S. Bank Global		Since	Vice President,		Muzinich BDC,
Fund Services		May	Investment Company		Inc. (August
2020 E. Financial Way		1991.	Administration, LLC		2019 to present);
Suite 100			(mutual fund		Independent
Glendora, CA 91741			administrator).		Trustee, AMG
Funds (49 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Ashi S. Parikh	Trustee	Indefinite	Investment	2	Independent
(born 1966)		Term;	professional; formerly,		Trustee, PNC
c/o U.S. Bank Global		Since	Chief Executive and		Funds (2018-
Fund Services		June	Chief Investment		2019) (32 series);
2020 E. Financial Way		2020.	Officer and various		Interested
Suite 100			other positions,		Trustee,
Glendora, CA 91741			RidgeWorth		RidgeWorth
			Investments, LLC		Funds (2014-
			(global investment		2017) (35 series);
			management firm)		Board of
			(2006-2017); formerly,		Directors
			Chief Investment		Member,
			Officer Institutional		Investment
			Growth Equities,		Working Group,
			Eagle Asset		The Ohio State
			Management		University
			(financial advisor);		Endowments
			formerly Sr. Managing		and Foundation
			Director, Growth		(2016-present);
			Equities, Banc One		Board of
			Investment Advisors		Directors,
			(financial advisor).		World Methodist
Council,
Investment
Committee
(2018-present).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(3) and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years

Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		March	Services since
2020 E. Financial Way		2013.	July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Carl G. Gee, J.D.	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1990)	Secretary	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		March	Services since
615 East Michigan St.		2020	August 2016;
Milwaukee, WI 53202			Summer Associate,
Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing
systems, labels and
safety products
company)
(2014-2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office(3) and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
And Age	Trust(1)	Time Served	Past Five Years	by Trustees	the Past 5 Years
Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bank Global	Officer,	Since	Compliance Officer,
Fund Services	Anti-	July	U.S. Bank Global
615 East Michigan St.	Money	2011.	Fund Services
Milwaukee, WI 53202	Laundering		since August 2004.
Officer,
Vice
President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

(3)
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

Trillium Mutual Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended June 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as the qualified dividend income was as follows:

Global Equity Fund	100.00%
SMID Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2020, was as follows:

Global Equity Fund	87.60%
SMID Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended June 30, 2020, was as follows:

Global Equity Fund	0.00%
SMID Fund	21.73%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file monthly portfolio disclosures quarterly with the SEC on Part F of Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.  These reports are available, free of charge, of the EDGAR database on the SEC’s website at www.sec.gov.

Trillium Mutual Funds

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is  available without charge, upon request, by calling 866-209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please  call us at 866-209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR  DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1663 Broadway
New York, New York 10019

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
ESG Global Equity Fund	Institutional Class	PORIX	742935356

Trillium
ESG Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Trillium ESG Global Equity Fund

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$22,100	$22,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Trillium ESG Small/Mid Cap Fund

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Trillium ESG Global Equity Fund

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Trillium ESG Small/Mid Cap Fund

	FYE 6/30/2020	FYE 6/30/2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Trillium ESG Global Equity Fund

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Trillium ESG Small/Mid Cap Fund

Non-Audit Related Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(c)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    September 8, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    September 8, 2020

* Print the name and title of each signing officer under his or her signature.